                   AMENDMENT NO. 5 TO BUSINESS LOAN AGREEMENT

         This Amendment No.5 (the "Amendment") dated as of October 12, 1998 is between Dura Pharmaceuticals, Inc. (the "Borrower") and Bank of America National Trust and Savings Association (the "Bank").

                                    RECITALS

         A. The Bank and the Borrower entered into that certain Business Loan Agreement dated as of April 14, 1997, as modified by amendments of May 8, 1997, July 30, 1997, October 28, 1997, and June 25, 1998 (as amended, the "Agreement").

         B. The Bank and the Borrower desire to amend the Agreement on the terms and conditions set forth below:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

         2. AMENDMENTS. The Agreement is hereby amended as follows:

                  2.1 In Paragraph 6.3 of the Agreement, the period is deleted from the end of subparagraph (g) and is replaced with "; MINUS" and the following is added as a new subparagraph (h):

                           "(h) the amount of treasury stock held by the
                  Borrower not to exceed Fifty Million Dollars ($50,000,000)."

                  2.2 Paragraph 6.11 of the Agreement is amended in full to read as follows:

                           "6.11 Dividends. Not to declare or pay any dividends
                  on any of its shares except dividends payable in capital stock of the Borrower, and not to purchase, redeem or otherwise acquire for value any of its shares, or create any sinking fund in relation thereto; provided, however, that the Borrower may acquire treasury stock in an amount not to exceed Fifty Million Dollars ($50,000,000)."

                  2.3 The form of compliance certificate appearing as Exhibit A to Amendment No. 3 to the Agreement as referenced in Paragraph 6.2(d) is amended to read as set forth on Exhibit A to this Amendment.

         3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) except as disclosed to the Bank by the Borrower in its letter dated October __, 1998, there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement (b) except as disclosed to the Bank by the Borrower in its letter dated October __, 1998, the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and

(d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

         4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of the Amendment.

                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION



                            By: /s/ Susan J. Pepping
                            -------------------------------
                            Name:     Susan J. Pepping
                            Title:    Vice President



                           DURA PHARMACEUTICALS, INC.



                           By:  /s/ Erle Mast
                           -------------------------------
                           Name:     Erle Mast

                           Title:    Vice President, Finance


                           By: /s/ Mitchell R. Woodbury

                           Name: Mitchell R. Woodbury

                           Title:  Senior V.P., General Counsel and Secretary

                                   EXHIBIT "A"

                             COMPLIANCE CERTIFICATE


To:  BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

       Reference is made to that certain Business Loan Agreement dated as of April 14, 1997, as amended, between Bank of American National Trust and Savings Association and Dura Pharmaceuticals, Inc., (the "Business Loan Agreement"). Capitalized terms not otherwise defined in this Certificate shall have the meanings ascribed to them in the Business Loan Agreement. This Certificate is delivered in accordance with Paragraph 6.2(d) of the Business Loan Agreement.

I.  COMPLIANCE WITH FINANCIAL COVENANTS

       Computations showing compliance with certain paragraphs of the Business Loan Agreement are as follows:

       Paragraph 6.3; Net Worth.. As of the date of the attached financial statements, the Borrower and Domestic Subsidiaries' Net Worth, on a consolidated and cumulative basis, is at least the sum of:


             Calculated Net Worth from the immediately preceding
             fiscal quarter.  Net Worth amount as of the 6/30/97
             fiscal quarter shall begin with $450,000,000.                        $____________

             PLUS, in each quarterly accounting period, commencing with the quarter ended 6-30-97 the sum of:

                50% of net income after income taxes
                (without subtracting losses),                                     $_____________

                PLUS the net proceeds from the issuance of any equity
                securities (including shares issued upon exercise
                of stock options),                                                $_____________

                PLUS any increase in stockholders' equity resulting
                from the conversion of debt securities to equity securities       $_____________

                PLUS any increase in stockholders equity resulting from
                the transactions as described in the Form S-3 dated
                October 10, 1997                                                  $_____________

                MINUS, cash and noncash charges for in-process technology
                purchased from Spiros Development Corporation and for any
                contribution to Spiros Development Corporation II, Inc., as described in the Form S-3 ( the "Spiros Charges"), up to a maximum of One Hundred Twenty Five Million
                Dollars ($125,000,000) in the aggregate;                          $_____________


Compliance Certificate
Page 2

                MINUS any decrease in stockholders' equity resulting from the acquisition by the Borrower of Spiros Development Corporation or
                a cash contribution from the Borrower to Spiros Development
                Corporation II,
                Inc. as described in the Form S-3,                                $____________

                MINUS the amount of treasury stock held by the
                Borrower not to exceed $50,000,000.                               $_____________

             minimum permitted                                                    $_____________

             actual Net Worth                                                     $_____________


       PARAGRAPH 6.4; ADJUSTED FUNDED DEBT TO ADJUSTED EBITDA. As of the date of the attached financial statements for Borrower and its Domestic Subsidiaries, the ratio of funded debt to adjusted EBITDA was calculated as follows:

       (a)   The sum of:


             All funded debt (including interest bearing obligations)             $_____________

             MINUS obligations owing to Procter & Gamble Pharmaceuticals, Inc.
             for Entex Products (maximum $20,000,000) less domestic cash and domestic cash equivalents up to an amount equal the face amount of the Notes issued pursuant to
             and as defined in the Indenture.                                     $_____________

             adjusted funded debt                                                 $_____________

             DIVIDED by

       (b) For the current fiscal quarter and each of the three immediately preceding quarters, the sum of :

             net income                                                           $_____________

             MINUS interest income                                                $(____________)

             PLUS interest expense                                                $_____________

             PLUS depreciation                                                    $_____________

             PLUS depletion                                                       $____________

             PLUS amortization                                                    $_____________

             PLUS all federal, state, local and foreign income taxes              $_____________



Compliance Certificate
Page 3

             PLUS Spiros Charges (up to maximum of $125,000,000
             in aggregate)                                                        $_____________

             Adjusted EBITDA                                                      $_____________

             EQUALS (EXPRESSED AS A RATIO)                                         __________:1.00

             maximum permitted:

             Up to and including August 31, 1997                                  2.00 to 1.00

             From and including September 1, 1997 and thereafter                  1.75 to 1.00


             PARAGRAPH 6.5; MINIMUM EBIT. For the fiscal quarter ended as of the date of the attached financial statements, EBIT was calculated as follows:

             (a)  the sum of:

                  net income                                                       $____________

                  minus interest income                                            $(____________)

                  plus interest expense                                            $____________

                  plus all federal, state, local and foreign income
                  taxes                                                            $____________

                  plus the Spiros Charges (maximum of $125,000,000
                  in aggregate)                                                    $_____________

                  equals                                                           $_____________

                  minimum permitted:                                               $(1,000,000)


             Paragraph 6.7; Other Indebtedness. As of the date of the attached financial statements for the Borrower and its subsidiaries, the outstanding amount of debts for acquisition of fixed or capital assets permitted under Paragraph 6.7 (e) was $_______________.


             maximum permitted in any single fiscal year:                          $5,000,000
             (excludes debt pursuant to that certain Indenture
             dated as of July 30, 1997)


              PARAGRAPH 6.8; LIENS. As of the date of the attached financial statements for the Borrower and its subsidiaries, the amount of obligations secured by a lien under the last provision of Paragraph 6.8 was $___________.


             maximum permitted in any fiscal year:                                 $5,000,000


       Compliance Certificate
       Page 4

             Paragraph 6.9; Capital Expenditures. As of the date of the attached financial statements for the Borrower and its subsidiaries, the total amount expended year to date to acquire fixed or capital assets was $_____________.



             maximum permitted during 1997 fiscal year:                            $30,000,000

             maximum permitted during 1998 fiscal year:                            $55,000,000


              PARAGRAPH 6.11, DIVIDENDS. As of the date of the attached financial statements for the Borrower and its subsidiaries, the total amount of treasury stock was $____________


             maximum permitted                                                     $50,000,000

             PARAGRAPH 6.12; LOANS TO AFFILIATED COMPANIES. Since the date of the Business Loan Agreement, the total amount of loans or other extensions of credit made by the Borrower or any Domestic Subsidiary (including subsidiaries of the Borrower) to its affiliates was $________________; and the total investments in Foreign Subsidiaries was $___________; and the total Loans to Dura (Bermuda) Trading Company, Ltd.was $________________.



             maximum permitted:                                                    $10,000,000
             Investments in Foreign Subsidiaries permitted                         $90,000,000
             Loans to Dura (Bermuda) Trading Company, Ltd.
             permitted                                                             $190,000,000

             Paragraph 6.21 (h); Asset Acquisitions. Since the date of the Business Loan Agreement, the total amount of asset acquisitions, including license agreements and product rights, permitted under Paragraph 6.21 (h) was $__________________.


             Maximum permitted in aggregate                                        $100,000,000

       II    PERFORMANCE OF OBLIGATIONS

             A review of the activities of Borrower during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all of its obligations. The best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed by Borrower and no Event of Default or event which with notice or lapse of time or both would be an Event of Default has occurred based on the activities of Borrower and is continuing, with any exceptions set forth below, in response to which Borrower has taken or propose to take the following actions (if none, so state). Without limiting the foregoing, the Borrower has no Significant Subsidiaries except those that have executed and delivered to Bank a guaranty as required under paragraph 6.6 of the Business Loan Agreement.

       Compliance Certificate
       Page 5

       III.  COMPLIANCE WITH INDENTURE

       To the best knowledge of the undersigned, no event or circumstance has occurred that constitutes violation of the Indenture Agreement, as evidenced by the attached copy of the most recent Indenture compliance certificate .

       ------------------------------------------------------------------

       IV.   NO MATERIAL ADVERSE CHANGE

             To the best knowledge of the undersigned, no event or circumstance has occurred that constitutes a Material Adverse Effect regarding Borrower under Paragraph 8.7 of the Business Loan Agreement since the date the most recent Certificate was executed and delivered, with any exceptions being set forth below (if none, so state):

       This Certificate is executed on _________, 19___, by a responsible officer of Borrower. the undersigned hereby certify that each and every matter contained herein is derived from Borrower's books and records and is, to the best knowledge of the undersigned, true and correct.

             Dated: ____________, 19___

                                                 Dura Pharmaceuticals, Inc.


                                                 -----------------------------
                                                 By: